SUMMARY PROSPECTUS March 31, 2025

AB Conservative Buffer ETF

Ticker: BUFC

Exchange: Nasdaq

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 31, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 243-5994, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-ETF01-CB-0325

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a conservative level of capital appreciation while providing the potential for some downside protection against market declines.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.69%	(a)

Distribution and/or Service (12b-1) Fees	None

Other Expenses	.00%

Total Annual Fund Operating Expenses	.69%

(a)

The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$70

After 3 Years	$221

After 5 Years	$384

After 10 Years	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover was 0% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 2 and 4% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 15% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 1% when doing so permits the Fund to maintain a higher Hedge Period Cap, as explained below. The Adviser seeks to monitor the performance of this Options Portfolio (as defined below) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”), depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund does not pursue a “defined outcome” strategy. Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The Fund is actively-managed and the Hedge Period Buffer may not protect the Fund against losses. Each Hedge Period is measured from the time of the Fund’s investment in the Options Portfolio, not from the time that an investor purchases shares of the Fund. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer.

The Underlying ETF’s Index covers approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying ETF’s Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying ETF’s Index consists of securities from a broad range of industries. The components of the Underlying ETF’s Index are likely to change over time.

The Fund may also invest in equity securities of large capitalization companies or instruments with similar economic characteristics, S&P 500 Index options, shares of AB Government Money Market Portfolio, U.S. Government securities and cash and money market securities. For these purposes, “large capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the S&P 500 Index.

Investments. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date. The Fund intends to transact in four options: long put options, short put options, short call options and long call options (the “Options Portfolio”)—for the purposes of implementing the strategy and establishing the Hedge Period Cap and Hedge Period Buffer.

Options Portfolio
Investment Type	Strategy Purpose
Purchase Call (FLEX Option)	Obtain Economic Exposure to Shares of Underlying ETF

Purchase Put (FLEX Option)	Establish Hedge Period Buffer

Write Put (FLEX Option)	Establish End of Hedge Period Buffer

Write Call (FLEX Option)	Establish Hedge Period Cap

Hedge Period Cap and Hedge Period Buffer. The Hedge Period Cap is established by selling a call option that will limit the Fund’s ability to realize any increase in the value of the shares of the Underlying ETF above the strike price. The Fund estimates that the Hedge Period Cap will range from between 2% and 4%. For each Hedge Period, the Hedge Period Cap is based on the strike price of the short call options for that Hedge Period. The strike price for the option is expected to change for each Hedge Period, depending on prevailing market conditions, resulting in a different Hedge Period Cap for each Hedge Period.

The Hedge Period Buffer is established by using a combination of options that operates to provide downside protection against a portion of the Underlying ETF’s share price decline for the applicable Hedge Period. The Fund may assume a loss attributable to the first 1% decline in the Underlying ETF’s share price at the time of establishing the Options Portfolio, and then the Hedge Period Buffer protects the Fund against further losses attributable to such share price declines, up to a 15% limit. If prevailing market conditions allow, the Fund will have less than a first loss of 1%. The Hedge Period Buffer does not protect the Fund against losses attributable to Underlying ETF share price declines exceeding 15%.

The Hedge Period Cap and the Hedge Period Buffer are determined without regard to any fees or expenses charged to the Fund, which will have the effect of reducing the Hedge Period Cap or the Hedge Period Buffer for a Hedge Period.

The Fund seeks to generate returns that match those attributable to the secondary market share price of the Underlying ETF, up to the Hedge Period Cap, while limiting downside losses attributable to the Underlying ETF share price declines. The hypothetical graphical illustration provided below is designed to illustrate the outcomes that the Fund seeks to provide for investors who hold shares for the entirety of a Hedge Period. There is no guarantee that the Fund will be successful in its attempt to provide the outcomes for any Hedge Period.

30%
20%
10%
0%
-10%
-20%
-30%
Fund Return Profile
First Loss
Buffered Loss
Capped Return
Market Return
-30%
-20%
-10%
0%
10%
20%
30%
Underlying ETF Return

Hedge Period

The Fund’s options strategy is designed to be implemented over Hedge Periods.

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Options Portfolio Upside Ratchet. Once the Options Portfolio is established for a Hedge Period, the Adviser analyzes whether to engage in the Upside Ratchet of the Options Portfolio based on the Adviser’s assessment of the maximum potential remaining upside return of the portfolio. As a result of the performance of the FLEX Options during the Hedge Period to date, the Fund may have little or no upside available for the remainder of that Hedge Period because the Underlying ETF’s share price has increased in value substantially above the Hedge Period Cap. In these circumstances, the Adviser may, before expiration of the option term, unwind the then-current Options Portfolio and enter into new FLEX Options that establish a new Hedge Period, which would expire on the last business day of the next closest month-end period beyond three months. By engaging in the Upside Ratchet of the Options Portfolio, the Fund retains the potential to capture further increases in value when the market price of the Underlying ETF is increasing. This rebalancing may be implemented over several days, during which the Fund may have a blended portfolio consisting of old options and new options.

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Hedge Period Transitions. If there is no Upside Ratchet of the Options Portfolio as the Fund approaches the end of a Hedge Period, the Adviser intends to rebalance the Options Portfolio for a new Hedge Period. This rebalancing may be implemented over several days, during which the Fund may have a blended portfolio consisting of expiring options and new options. At the end of each Hedge Period transition, the Fund expects to hold only new options as a result of this rebalancing.

Additional Information about the Fund’s Investment Strategy

In lieu of purchasing a call to obtain economic exposure to the Underlying ETF (as indicated in the chart above), the Fund may seek to gain equivalent economic exposure by engaging in the following. The Fund may purchase a longer maturity near-zero strike call; purchase shares of the Underlying ETF; purchase shares of one or more other ETFs that replicate the Underlying ETF’s Index; purchase a combination of equity securities that in the aggregate seek to track the secondary market share price return of the Underlying ETF (excluding dividends); or invest in money market funds and/or other cash equivalents and purchase and sell a combination of call and put options that seek to replicate exposure to the Underlying ETF.

The Fund is non-diversified under the Investment Company Act of 1940, as amended, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

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Buffered Loss Risk: There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. Declines in excess of the Hedge Period Buffer may result in the loss of an investor’s entire investment. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

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Buffer/Cap Change Risk: A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented, including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

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Capped Upside Risk: If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

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FLEX Options Correlation Risk: Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of the Underlying ETF, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of the Underlying ETF. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the Underlying ETF.

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FLEX Options Liquidity Risk: The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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FLEX Options Valuation Risk: FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

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Hedge Period Risk: The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Information about the

Fund’s holdings is available and updated daily at: www.abfunds.com. Investors acquiring shares of the Fund at different time periods will have different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its options portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result.

The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer, over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

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Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

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Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

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Underlying ETF Risk: The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500 Index. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index, which includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

The risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF through its usage of FLEX options.

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Equity Securities Risk: The Underlying ETF invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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Large-Capitalization Companies Risk: The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small- and/or mid-capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different parts of market cycles.

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Cash Transactions Risk: The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

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Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem Fund shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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Tax Risk: The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of some aspects of the Fund’s investment operations are not guaranteed. There are some uncertainties in how the Code would apply to the Fund’s options strategy and hedging strategies, and the application of “straddle” rules, and loss limitation provisions of the Code. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. The Fund also intends to treat the issuer of FLEX Options as a referenced asset for federal income tax purposes. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. If the income is not qualifying income, or if the issuer of the FLEX Options is not appropriately treated as the referenced asset, or if the Fund cannot distribute the correct percentage of all income annually, the Fund could lose its status as a RIC, which could cause the Fund’s income to be taxed at higher rates. If a shareholder purchases Fund shares after the hedge period has begun, or shortly before a distribution by the Fund, then the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—ETFs”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s shares.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 3.16%, 1st quarter, 2024; and Worst Quarter was up 1.61%, 4th quarter, 2024.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

	1 Year	Since Inception*
Return Before Taxes	10.71%	11.22%
Return After Taxes on Distributions**	10.71%	11.22%
Return After Taxes on Distributions and Sale of Fund Shares**	6.34%	8.55%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	26.85%

*	Inception date is 12/13/23.

**	After-tax returns:

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2023	Senior Vice President of the Adviser

Joshua Lisser	Since 2023	Senior Vice President of the Adviser

Benjamin Sklar	Since 2023	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on an Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-ETF01-CB-0325